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                       AMERICAN ARTISTS FILM CORPORATION
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                            SUBSCRIPTION AGREEMENT

American Artists Film Corporation
1245 Fowler Street, N.W.
Atlanta, Georgia  30318


Gentlemen/Ladies:

A.   SUBSCRIPTION

     The undersigned (the "Subscriber") hereby subscribes for and agrees to purchase for a total price of $100,000 a Unit comprising:

(i) 36,364 shares of Class A Common Stock ("Common Stock") of American Artists Film Corporation (the "Company"), a Missouri corporation, and

(ii) A Stock Purchase Warrant to purchase on or before June 30, 2000, up to 37,000 additional shares of Class A Common Stock of the Company, at an exercise price of $2.80 per share.

     The Subscriber submits the following:

(i)  The Subscriber's completed and executed Investor Questionnaire; and

(ii) The Subscriber's check for the above purchase price, payable to the order of American Artists Film Corporation.

B.   SUBSCRIBER'S ACKNOWLEDGMENTS AND AGREEMENTS.

     The Subscriber understands, acknowledges and agrees that:

     1. The Subscriber is an active member of the Board of Directors of the Company, is fully aware of all material facts concerning the Company, and has had ample opportunity to question all members of the Company's management.

     2. This subscription may be accepted or rejected in whole or in part by the Company in its sole discretion.

     3. This subscription is and shall be irrevocable, except as provided under applicable state securities laws; provided however, that the Subscriber shall have no obligation hereunder in the event that the subscription is declined or the offering canceled.

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     4.   No federal or state agency has made any determination as to the fairness of this offering for investment purposes, or any recommendation or endorsement of the shares of Common Stock or the Stock Purchase Warrant.

     5. In addition to other applicable restrictions, the Subscriber agrees not to assign, sell, pledge or otherwise dispose of or transfer any of the shares of Common Stock or the Stock Purchase Warrant unless registered under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws, or an opinion is given by counsel satisfactory to the Company that such registration is not required.

C.   SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES.

     The Subscriber hereby represents and warrants as follows:

     1. The Subscriber is acquiring the shares of Common Stock and Stock Purchase Warrant for the Subscriber's own account for investment, not for the account of any other person, not for resale to any other person and not with a view to or in connection with a sale or distribution.

     2. All information furnished by the Subscriber in the Subscriber's Investor Questionnaire is true, correct and complete in all respects.

     3. The Subscriber is able to bear the substantial economic risks of an investment in the Company. The Subscriber has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the Subscriber's investment in the Company, and the Subscriber has no need for liquidity in this investment.

     4. The Subscriber has substantial knowledge and experience in making investment decisions of this type and is capable of evaluating the merits and risks of investment.

     5. THE SUBSCRIBER IS AN "ACCREDITED INVESTOR" (AS DEFINED IN REGULATION D PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE 1933 ACT AND AS INDICATED IN THE INVESTOR QUESTIONNAIRE).

     6. The foregoing representations and warranties are true as of this date and shall be true as of the date the Company issues and sells the shares and stock purchase warrant to the Subscriber unless the Subscriber notifies the Company in writing to the contrary prior to that time.

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D.   MISCELLANEOUS.

     This Subscription is made for acceptance in Georgia and shall be governed by and construed in accordance with the substantive laws of that State.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this 30th day of August 1997.

                                           /s/ Glen C. Warren
                                          -------------------------------------
                                          Glen C. Warren



                                  ACCEPTANCE


     The foregoing subscription is hereby accepted this 3rd day of September
1997.



                                          AMERICAN ARTISTS FILM CORPORATION



                                          By:  /s/ J. Eric Van Atta
                                             ----------------------------------
                                             Authorized  Officer


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                       AMERICAN ARTISTS FILM CORPORATION

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                            STOCK PURCHASE WARRANT
                             CLASS A COMMON STOCK
                              ($0.001 Par Value)

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Warrant No. MO-1-17                            Number of Shares - 37,000
            -------                                               ------

Issued to:

GLEN C. WARREN
10 LAKELAND CIRCLE
JACKSON,  MS  39216

     THIS CERTIFIES that for value received the above-named holder, or assigns, is entitled, subject to the terms and conditions hereinafter set forth, to purchase the number of shares of Class A Common Stock, $0.001 par value per share, of American Artists Film Corporation (hereinafter called the "Company") stated above; provided, however, that the number of shares shall be subject to adjustment upon the occurrence of the contingencies set forth in this Warrant.

     The purchase price payable upon the exercise of this Warrant shall be $2.80 per share, the price being hereinafter referred to as the "Warrant Price" and being subject to adjustments upon the occurrence of the contingencies set forth in this Warrant.

     Upon delivery of this Warrant with the subscription form annexed hereto, duly executed, together with payment of the Warrant Price for the shares of Class A Common Stock thereby purchased, at the principal office of the Company, 1245 Fowler Street, N.W., Atlanta, Georgia, 30318, or at such other address as the Company may designate by notice in writing to the registered holder hereof, the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Class A Common Stock so purchased. All shares of Class A Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully-paid and non-assessable and free from all taxes, liens and charges with respect thereto.

     In reliance upon exemptions from registration, this warrant and the shares of Class A Common Stock issuable upon exercise hereof have not been registered under the Securities Act of 1933 or under any state law and may not be sold or transferred except in transactions registered, exempt from registration, or otherwise in compliance with such Act and applicable state law. All certificates evidencing shares issued upon exercise hereof shall bear a legend satisfactory to the Company with respect to restrictions on transfer under applicable securities laws.

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     This Warrant is subject to the following terms and conditions:

     1.  Exercise of Warrant.  This Warrant may be exercised in whole at any
         -------------------
time, or in part from time to time, at or prior to 5:00 p.m., Atlanta time, June 30, 2000, but not thereafter, as to all or any part of the number of whole shares of Class A Common Stock then subject thereto. In case of any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Class A Common Stock purchasable thereunder.

     2.  Adjustment of Warrant Price and Number of Shares Purchasable Hereunder.
         ---------------------------------------------------------------------
In case the Company shall at any time subdivide the outstanding shares of its Common Stock or issue additional shares of Common Stock of the Company as a dividend on its Common Stock, the Warrant Price in effect immediately prior to such subdivision or issuance shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of its Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective from and after the record date of such subdivision, issuance or combination, as the case may be.

     Upon each adjustment pursuant to this paragraph 2, the registered holder of this Warrant shall thereafter (until another adjustment) be entitled to purchase, at the adjusted Warrant Price, the number of shares of Class A Common Stock, calculated to the nearest full share, obtained by (i) multiplying the number of shares of Class A Common Stock purchasable hereunder immediately prior to such adjustment by the Warrant Price in effect prior to such adjustment and
(ii) dividing the product so obtained by the adjusted Warrant Price.

     3.  Reorganization, Reclassification, Consolidation or Merger.  If at any
         ---------------------------------------------------------
time while this Warrant is outstanding there shall be any reorganization or reclassification of the Common Stock of the Company (other than a subdivision, issuance or combination of shares provided for in paragraph 2 above) or any consolidation or merger of the Company with another corporation, the holder of this Warrant shall thereafter be entitled to receive, during the term hereof and upon payment of the Warrant Price, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation or merger, as the case may be, to which a holder of the Common Stock of the Company, deliverable upon the exercise of this Warrant, would have been entitled upon such reorganization, reclassification, consolidation or merger if this Warrant had been exercised immediately prior to such reorganization, reclassification, consolidation or merger; and in any such case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant to the end that the provisions set forth herein (including the adjustment of the Warrant Price and the number of shares issuable upon the exercise of this Warrant) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise hereof.

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     4.  Notice of Adjustments.  Upon any adjustment of the Warrant Price and
         ---------------------
any increase or decrease in the number of shares of Class A Common Stock purchasable upon the exercise of this Warrant, then, and in each such case, the Company within thirty (30) days thereafter shall give written notice thereof to the registered holder of this Warrant at the address of the holder as shown on the books of the Company. The notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth the method of calculation of each.

     5.  Miscellaneous.  (a)  The Company covenants that it will at all times
         -------------
reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Class A Common Stock to permit the exercise hereof in full.

     (b) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Class A Common Stock issued or issuable upon the exercise hereof.

     (c) No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose.

     (d) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and its corporate seal to be affixed hereto.

     Dated September 3, 1997.



                                            AMERICAN ARTISTS FILM CORPORATION

 (CORPORATE SEAL)

ATTEST:                                     By: /s/ Steven D. Brown
                                                ---------------------
                                                Chairman of the Board

By: /s/ J. Eric Van Atta
    --------------------
         Secretary

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                               SUBSCRIPTION FORM
                               -----------------


                    (To be Executed by the Registered Holder
               to Exercise the Rights to Purchase Class A Common
                   Stock evidenced by the foregoing Warrant)

TO:  AMERICAN ARTISTS FILM CORPORATION

     The undersigned hereby exercises the right to purchase
                                                           -------------
shares of Class A Common Stock covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price of such shares in full.



                                                 ------------------------------
                                                           Signature



                                                 ------------------------------

                                                 ------------------------------
                                                           Address

Dated:  ____________________

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